Exhibit 10.1

Miluna Acquisition Corp Announces the Separate Trading of its Ordinary Shares and

Warrants Commencing December 15, 2025

Taipei, Taiwan., December 11, 2025– Miluna Acquisition Corp (NASDAQ: MMTXU) (the “Company”), a blank check company formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, today announced that holders of the Company’s units may elect to separately trade the ordinary shares and warrants included in its units commencing on or about December 15, 2025.

The ordinary shares and warrants will trade on the NASDAQ Global Market (“NASDAQ”) under the symbols “MMTX” and “MMTXW”, respectively. Units not separated will continue to trade on NASDAQ under the symbol “MMTXU”.

About Miluna Acquisition Corp

Miluna Acquisition Corp is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities. The Company may pursue a business combination with a target in any industry or geographic region that it believes can benefit from the expertise and capabilities of its management team, except that the Company will not pursue a prospective target company based in or having the majority of its operations in the People’s Republic of China.

Forward Looking Statements

This press release includes forward-looking statements that involve risks and uncertainties. Forward looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. The Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Contact:

Hao Yuan

Director

howardyuanh@gmail.com